UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): December 14, 2000

                        SYSCOMM INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     0-22693
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                            (Commission File Number)

                                   11-2889809
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                        (IRS Employer Identification No.)

                     20 Precision Drive, Shirley, N.Y. 11967
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (631) 205-9000

Item 1.       Changes in Control of Registrant


         On December 14, 2000, pursuant to the terms of a Stock Purchase Agreement, as amended, (the "Spielberger Agreement") between the selling shareholders described below and Applied Digital Solutions, Inc., a Missouri corporation ("Applied Digital Solutions"), Applied Digital Solutions acquired approximately 53.5% of the issued and outstanding common shares of SysComm International Corporation (the "Registrant"), resulting in a change in control of the Registrant. Shares of the Registrant's common stock were sold by the following persons and in the following amounts:

         Name                       Number of Shares Held      Percent Ownership
--------------------------------------------------------------------------------

John H. Spielberger                        1,920,000                 39.9%
Catherine Spielberger                         50,000                 1.0%
Bearpen Limited Partnership                  600,000                 12.5%
--------------------------------------------------------------------------------
         Total                             2,570,000                 53.5%
================================================================================

         Applied Digital Solutions acquired the shares listed above pursuant to the terms of the Spielberger Agreement for $4.5 million by issuing approximately
1.7 million shares of its common stock valued at approximately $2.75 million to the selling shareholders listed above and upon payment of an aggregate amount of cash equal to approximately $1.75 million to the selling shareholders listed above.

         As a condition to the closing of the transactions contemplated by the Spielberger Agreement, John H. Spielberger, John C. Spielberger, Lee Adams and Cornelia Eldridge resigned as officers and directors of the Registrant. Garrett
A. Sullivan, David A. Loppert and Anat Ebenstein were appointed to fill the vacancies on the board of directors created by such resignations, and the following persons become the officers of the Registrant:

David A. Loppert                    Chief Executive Officer, Assistant Secretary
                                    and Assistant Treasurer
Anat Ebenstein                      President, Chief Operating Officer
Michael Krawitz                     Vice President, Secretary
J. Robert Patterson                 Vice President, Chief Financial Officer  and
                                    Treasurer

         Additional information with respect to the terms of the Spielberger Agreement is set forth in the Spielberger Agreement which is incorporated herein by reference and attached hereto as Exhibits 2.1 and 2.2.

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

Item 2.  Acquisition or Disposition of Assets


         On December 14, 2000, pursuant to the terms of a Stock Purchase Agreement, as amended, (the "IPC Agreement"), between the Registrant and Applied Digital Solutions, Inc., the Registrant acquired fifty-one percent (51%) of the outstanding shares of common stock of Information Products Center, Inc., a New Jersey corporation ("IPC"). The purchase price for the shares of IPC was $2.075 million, payable $1.821 million in cash and $0.254 million by promissory note.


         On December 15, 2000, pursuant to the Terms of a Stock Purchase Agreement (the "Second IPC Agreement"), between the Registrant and Applied Digital Solutions, Inc., the Registrant acquired forty-nine percent (49%) of the outstanding shares of common stock of Information Products Center, Inc., a New Jersey corporation ("IPC"). The purchase price for the shares of IPC was approximately $2.4 million, payable by promissory note.


         The assets of IPC to be acquired indirectly in connection with the IPC Agreement include, without limitation, physical property. For the foreseeable future, the Registrant intends to utilize such assets in connection with the operations of the business of IPC.


         Additional information with respect to the terms of the IPC Agreement and the Second IPC Agreement is set forth in the IPC Agreement and the Second IPC Agreement which are incorporated herein by reference and attached hereto as Exhibits 2.3, 2.4 and 2.5.






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

Item 7.  Financial Statements and Exhibits.


(a)      Financial statements of business acquired:


         Audited financial statements for IPC as of and for the year ended September 30, 2000 pursuant to Rule 3.05(b) of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.


(b)      Pro forma financial information


         Pro forma financial information, pursuant to Rule 11-01 of Regulation S-X of the Securities Exchange Act of 1934, will be filed by amendment to this Form 8-K, as soon as such information is available.


(c)      Exhibits.


         2.1 Stock Purchase Agreement by and between Applied Digital Solutions, Inc. and John H. Spielberger, Catherine Spielberger and Bearpen Limited Partnership, dated November 13, 2000.


         2.2 Amendment No. 1 to Stock Purchase Agreement by and between Applied Digital Solutions, Inc. and John H. Spielberger, Catherine Spielberger and Bearpen Limited Partnership, dated December 14, 2000.


         2.3      Stock Purchase Agreement by and between SysComm  International
                  Corporation  and  Applied  Digital   Solutions,   Inc.,  dated
                  November 13, 2000.


         2.4      Addendum to  Stock  Purchase  Agreement by and between SysComm
                  SysComm   International   Corporation   and  Applied   Digital
                  Solutions, Inc., dated December 14, 2000.


         2.5      Stock Purchase Agreement by and between SysComm  International
                  Corporation  and  Applied  Digital   Solutions,   Inc.,  dated
                  December 15, 2000.


         99.1     Press Release dated November 14, 2000.


         99.2     Press Release dated December 14, 2000.


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
                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     SYSCOMM INTERNATIONAL
                                                     CORPORATION
                                                     (REGISTRANT) .


Date: December 22, 2000                              By:  /S/ DAVID A. LOPPERT
                                                         -----------------------
                                                            David A. Loppert
                                                         Chief Executive Officer

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